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                                                                   Exhibit 10.47

                          THIRD AMENDMENT TO TERM LOAN


         THIS THIRD AMENDMENT TO TERM LOAN (this "Third Amendment") is made as of December 19, 1997, by and between Lam Research Co., Ltd., a Japanese corporation ("Borrower"), and The Sakura Bank, a Japanese banking corporation ("Lender").

         WHEREAS, the parties hereto have entered into that certain Term Loan Agreement, dated as of June 26, 1996, and amended on January 22, 1997 and June 27, 1997 (as amended, the "Loan Agreement"), pursuant to which Lender agreed to lend to Borrower and Borrower agreed to borrow from Lender a certain sum, subject to the terms and conditions contained in the Loan Agreement; and

         WHEREAS, the parties hereto desire to amend the Loan Agreement, as set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in the Agreement, the parties hereto hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement, as amended by this Amendment.

         2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) The definition of "Equity Securities" set forth in Section
         1.1 is amended to read in its entirety as follows:

                           "Equity Securities" of any Person shall mean (i) all
                  common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (ii) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

                  (b) The definition of "Subordinated Debt" set forth in Section
         1.1 is amended to read in its entirety as follows:


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                           "Subordinated Debt" shall mean, collectively, (i)
                  Guarantor's $310,000,000 Five Percent (5%) Convertible Subordinated Notes due 2002, and (ii) and any other subordinated debt permitted by Section 6.1(xi).

                  (c) Section 5.1 is hereby amended by (i) renumbering clause
         (g) as clause (h); and (ii) adding a new clause (g) to read in its entirety as follows:

                              (g) COMPLIANCE CERTIFICATE. Contemporaneously with
                           any Investment by Borrower consisting of any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person or any capital contribution to or any other investment in any other Person having a value in excess of $60,000,000, a pro forma Compliance Certificate certified by the president, chief financial officer or treasurer of Borrower which sets forth the calculation of the financial ratios and tests provided in Section 3.1.2 after giving effect to any such Investment; and

                  (d) Clause (ii) of Section 6.5 is hereby amended to read in its entirety as follows:

                           (ii) Other Investments, provided that the aggregate
                  amount of such other Investments plus the aggregate cost of assets acquired, mergers consummated and Subsidiaries established or acquired by Borrower and its Subsidiaries pursuant to Section 6.4 does not exceed in any fiscal year $150,000,000 for any amounts paid in cash.

         3. Balance of Agreement Unaffected. Except as expressly set forth herein, the Loan Agreement shall not be affected hereby and shall remain in full force and effect in accordance with its terms.

         4. Governing Law. This Second Amendment shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state, including all matters of construction, validity and performance.

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         5. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            LENDER:
                                            The Sakura Bank,
                                            a Japanese banking corporation


                                            By:      /s/  T. Nakajima
                                              ----------------------------------
                                            Name:  Takao Nakajima
                                            Title:    Senior Vice President

                                            BORROWER:
                                            Lam Research Co., Ltd.,
                                             a Japanese corporation


                                            By:      /s/ Yoichi Isago
                                              ----------------------------------
                                            Name:    Yoichi Isago
                                            Title:    President


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